Exhibit 99.1
Office of the United States Trustee
In re:
  The Kushner-Locke Company
Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	47

For the Period FROM:	9/1/2005

TO:	9/30/2005

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration	City National
		Account	Account	Collection Account

Balance before Statement #1		268,333.21	65,956.21

A. Total Receipts per all Prior Interim Statements		8,110,488.64	6,089,916.40	130,226.07

B. Less: Total Disbursements per all Prior Statements		6,295,903.55	6,038,305.99	224.00

C. Beginning Balance		2,082,918.30	117,566.62	$130,002.07

D. Receipts during Current Period
Description

9/2/2005	Beverly Hills Ent.			33,500.00
9/6/2005	Typhoon Infotech			17,240.00
9/15/2005	Wire Transfer		20,000.00
9/19/2005	European Films		7,029.49
9/22/2005	Wire Transfer		100,000.00
9/27/2005	Swen/Deep Blue			10,000.00
9/30/2005	Wire Transfer		32,000.00
9/30/2005	interest	6,022.22
TOTAL RECEIPTS THIS PERIOD		6,022.22	159,029.49	60,740.00	-

E. Balance Available (C plus D)		2,088,940.52	276,596.11	$190,742.07	$-

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 47	Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose

9/6/2005	38306	Bonded Services, Inc		6581.81
9/6/2005	38307	New Wave Entertainment		255.00
9/6/2005	38308	New Wave Entertainment		79.20
9/6/2005	38309	New Wave Entertainment		35.20
9/6/2005	38310	SBC		83.24
9/6/2005	38312	SBC		346.10
9/6/2005	38313	Qwest Communications		45.75
9/8/2005	38314	Point 360		188.80
9/8/2005	38315	Hollywood Creative Directory		249.95
9/13/2005	8223	Payroll		1213.46
9/13/2005	8224	Payroll		8308.95
9/13/2005	8225	Payroll		1419.16
9/13/2005	8226	Payroll		2510.53
9/14/2005		ADP Taxes		6197.69
9/15/2005		Wire Transfer	20,000.00
9/16/2005		ADP Fees		20.00
9/16/2005		Service Charge		179.50
9/16/2005	38316	Federal Express		235.53
9/16/2005	38317	Digital Post Services		173.20
9/16/2005	38318	Recall		1039.29
9/16/2005	38319	Accurate Express		83.80
9/20/2005	38321	Morgan Lewis & Bockius		98921.77
9/22/2005		Wire Transfer	100,000.00
9/23/2005		ADP Fees		270.27
9/23/2005	38322	KEREN AMINIA		137.92
9/23/2005	38323	New Beginnings Enterprises		3952.30
9/23/2005	38324	Personnel Concepts Limited		21.60
9/23/2005	38325	ATI Solutions, Inc.		1093.84
9/23/2005	38326	Digital Post Services		43.30
9/23/2005	38327	Accurate Express		54.60
9/23/2005	38328	Bowne of Los Angeles, Inc		564.00
9/23/2005	38329	Arrowhead		16.20
9/23/2005	38330	Blue Shield of California		373.00
9/27/2005	8227	Payroll		1213.46
9/27/2005	8228	Payroll		11272.88
9/27/2005	8229	Payroll		1419.17
9/27/2005	8230	Payroll		2510.52
9/27/2005		ADP Taxes		8737.43
9/28/2005	38331	Health Net		3239.13
9/28/2005	38332	SBC		83.39
9/28/2005	38333	SBC		349.41
9/30/2005		Wire Transfer	32,000.00
9/30/2005		Control Agreement Fee			50.00

TOTAL DISBURSEMENTS THIS PERIOD:			152,000.00	163,520.35	50.00	-

G. Ending Balance (E less F)			1,936,940.52	113,075.76	$190,692.07	$-

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 47	Page 3 of 3
H. (1) Collateral Account:

a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
     (2) Concentration Account:

a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		731.10
Bank of Scotland - Pinocchio	936582	679,241.02	Pound Sterling	Time Deposit
Bank of Scotland - Basil	936582	218,748.23	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	-	Pound Sterling
Edge Entertainment	1891152710	172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).
Joint Venture Accounts:

BLT Venture	178-71491-7	16,890.04
BLT Venture	16-524173-1101	330.45
KL MDP Sensation	60-066-930	17,664.61
KL\7 Venture	1890-69-6360	20,837.44
Denial Venture	1890-69-6501	73,206.82
Cracker LLC	1891-04-1665	732.79
Swing	323-518095	6,957.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Illegible
Debtor in Possession